UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 25, 2010
RRI ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1000 Main Street
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 357-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          In this Current Report on Form 8-K (Form 8-K) and in the exhibit included as part of this report, “RRI Energy” refers to RRI Energy, Inc., and “we,” “us” and “our” refer to RRI Energy and its consolidated subsidiaries.
Item 2.02. Results of Operations and Financial Condition.
          On February 25, 2010, we issued a press release (earnings release) setting forth our results of operations for 2009. A copy of the earnings release is furnished as Exhibit 99.1 to this Form 8-K. Copies of this Form 8-K and the earnings release are available at www.rrienergy.com in the investor relations section.
          In analyzing and planning for our business, we supplement our use of financial measures that are calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP) with some non-GAAP financial measures. We use these non-GAAP financial measures in communications with investors, analysts, rating agencies, banks and other parties. Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations and financial position that, when viewed with our GAAP results, may provide a more complete understanding of factors and trends affecting our business. These non-GAAP financial measures should not be relied upon without considering the GAAP financial measures. Investors should review our consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.
          In this Form 8-K, we discuss the non-GAAP financial measures included in or attached to the earnings release, including the reasons that we believe that these measures provide useful information and the additional purposes for which these measures are used. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are contained in the earnings release or its attachment. We note that, where non-GAAP financial measures are presented on a forward-looking basis, certain factors that could affect GAAP financial measures are not accessible or estimable on a forward-looking basis. These factors include future unrealized gains/losses on energy derivatives and could include other items that may be material, such as long-lived assets impairments, mothballs/retirements, legal and regulatory settlements and estimated gains or losses on emission and exchange allowances and asset sales.
Non-GAAP Margin Measures.
     We present open gross margin, our segment profitability measure, open energy gross margin and other margin on a consolidated basis. Open gross margin consists of open energy gross margin and other margin. For additional information, see notes 2(e), 6 and 20 to our consolidated financial statements in our most recent Form 10-K.
     “Open Gross Margin” Open gross margin excludes two primary items: (a) hedges and other items and (b) unrealized gains/losses on energy derivatives. Each of these items is included in our consolidated revenues or cost of sales and is described more fully below. We believe that excluding these items provides a more meaningful representation of our economic performance in the reporting period and is therefore useful to us and others in facilitating the analysis of our results of operations from one period to another. Hedges and other items and unrealized gains/losses on energy derivatives are also not a function of the operating performance of our generation assets, and excluding their impacts helps isolate the operating performance of our generation assets under prevailing market conditions.
•	Hedges and Other Items. We may enter selective hedges, including originated transactions, to (a) seek potential value greater than what is available in the spot or day-ahead markets, (b) address operational requirements or (c) seek a specific financial objective. Hedges and other items primarily relate to settlements of power and fuel hedges, long-term natural gas transportation contracts, storage contracts and long-term tolling contracts. They are primarily derived based on methodology consistent with the calculation of open energy gross margin in that a portion of this item represents the difference between the margins calculated using the day-ahead and real-time market power sales prices received by the plants less market-based delivered fuel costs and the actual amounts paid or received during the period.

•	Unrealized Gains/Losses on Energy Derivatives. We use derivative instruments to manage operational or market constraints and to increase the return on our generation assets. We record in our consolidated statement of operations non-cash gains/losses based on current changes in forward commodity prices for derivative instruments receiving mark-to-market accounting treatment which will settle in future periods. We refer to these gains and losses prior to settlement, as well as ineffectiveness on cash flow hedges, as “unrealized gains/losses on energy derivatives.” In some cases, the underlying transactions being economically hedged receive accrual accounting treatment, resulting in a mismatch of accounting treatments. Since the application of mark-to-market accounting has the effect of pulling forward into current periods non-cash gains/losses relating to and reversing in future delivery periods, analysis of results of operations from one period to another can be difficult.
          “Open Energy Gross Margin” Open energy gross margin is calculated using the day-ahead and real-time market power sales prices received by the plants less market-based delivered fuel costs. Open energy gross margin is (a)(i) economic generation multiplied by (ii) commercial capacity factor (which equals generation) multiplied by (b) open energy unit margin. Economic generation is estimated generation at 100% plant availability based on an hourly analysis of when it is economical to generate based on the price of power, fuel, emission allowances and variable operating costs. Economic generation can vary depending on the comparison of market prices to our cost of generation. It will decrease if there are fewer hours when market prices exceed the cost of generation. It will increase if there are more hours when market prices exceed the cost of generation.
          “Other Margin” Other margin represents power purchase agreements, capacity payments, ancillary services revenues and selective commercial strategies relating to optimizing our assets.
          The most directly comparable GAAP measure to open gross margin, open energy gross margin and other margin, when used on a consolidated basis, is income (loss) from continuing operations before income taxes.
Non-GAAP EBITDA Measures
          “EBITDA” and “Adjusted EBITDA.” We believe that the non-GAAP measures, earnings (loss) before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA provide meaningful representations of our consolidated operating performance. We consider EBITDA and adjusted EBITDA as performance measures rather than liquidity measures. In addition, many analysts and investors use EBITDA to evaluate financial performance. Adjusted EBITDA includes the adjustments described below. Management believes (a) these adjusted items are not representative of our ongoing business operations, (b) excluding them provides a more meaningful representation of our results of operations and (c) it is useful to us and others to make these adjustments to facilitate the analysis of our results of operations from one period to another.
•	Unrealized Gains/Losses on Energy Derivatives. Described above under “Non-GAAP Margin Measures.”

•	Western States Litigation and Similar Settlements. We exclude charges related to settlement of civil and criminal actions in our legacy western states and similar litigation. For additional information, see note 17 to our consolidated financial statements in our most recent Form 10-K.

•	Goodwill and Long-lived Assets Impairments. In 2008, we recorded a goodwill impairment charge of $305 million related to our historical wholesale energy segment. In 2009, we recorded impairment charges related to our New Castle and Indian River long-lived assets totaling $211 million. For additional information, see notes 2(g), 4 and 5 to our consolidated financial statements in our most recent Form 10-K.

•	Debt Extinguishments Losses. We exclude charges incurred in connection with the refinance or purchase of debt, including the accelerated amortization of deferred financing costs. These charges result from our efforts to increase our financial flexibility and are not a function of our operating performance. For additional information, see note 7 to our consolidated financial statements in our most recent Form 10-K.

•	Severance. We exclude severance charges incurred in connection with (a) repositioning the company in connection with the sale of our retail business and (b) implementing our plant-specific operating model.
          The most directly comparable GAAP financial measure to EBITDA and adjusted EBITDA is income (loss) from continuing operations before income taxes.
          “Open EBITDA.” Open EBITDA includes the adjustments described above under “EBITDA” and “Adjusted EBITDA” as well as the following adjustments, which we believe help to provide a meaningful representation of our consolidated operating performance:
•	Hedges and Other Items. Described above under “Non-GAAP Margin Measures.”

•	Gains on Sales of Emission and Exchange Allowances. As part of our effort to operate our business efficiently, we periodically sell emission and exchange allowances inventory in excess of our forward power sales commitments if the price is above our view of their value. We believe that excluding the gains from such sales is useful because these gains are not directly tied to the operating performance of our generation assets, and excluding them helps to isolate the operating performance of our generation assets under prevailing market conditions.

•	Gains or Losses on Sales of Assets. We exclude gains or losses on asset sales because we believe that these gains or losses are not directly tied to the operating performance of our generation assets, and excluding them helps to isolate the operating performance of our generation assets under prevailing market conditions.
          The most directly comparable GAAP financial measure to open EBITDA is income (loss) from continuing operations before income taxes.
Non-GAAP Free Cash Flow Measures
          Our non-GAAP cash flow measures may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since they may not include deductions for all non-discretionary expenditures. We believe, however, that our non-GAAP cash flow measures are useful because they provide a representation of our cash level available to service debt on a normalized basis, both before and after capital expenditures and emission and exchange allowances activity.
          “Adjusted Cash Flow Provided By (Used In) Continuing Operations.” We define adjusted cash flow provided by (used in) continuing operations as operating cash flow from continuing operations (which is the most directly comparable GAAP financial measure) excluding:
•	Change in Margin Deposits, net. We post collateral to support a portion of our commodity sales and purchase transactions. The collateral provides assurance to counterparties that contractual obligations will be fulfilled. As the obligations are fulfilled, the collateral is returned. We commonly use both cash and letters of credit as collateral. The use of cash as collateral appears as an asset on the balance sheet and as a use of cash in operating cash flow. When cash collateral is returned, the asset is eliminated from the balance sheet and it appears as a source of cash in operating cash flow. We believe that it is useful to exclude changes in margin deposits, since changes in margin deposits reflect the net inflows and outflows of cash collateral and are driven by hedging levels and changes in commodity prices, not by the cash flow generated by the business related to sales and purchases in the reporting period.

•	Western States Litigation and Similar Settlements Payments. We exclude the cash flows related to settlement of civil and criminal actions in our legacy western states and similar litigation. Because these cash flows are not representative of our ongoing business operations, we believe that excluding these outflows provides a more meaningful representation of our cash flow on an ongoing basis.

For additional information, see note 14(d) to our consolidated financial statements in our most recent Form 10-K.
          “Free Cash Flow Provided By (Used In) Continuing Operations.” Free cash flow provided by (used in) continuing operations is the same as adjusted cash flow provided by (used in) continuing operations but is further adjusted for capital expenditures, including maintenance and environmental capital expenditures and capitalized interest, and the following item:
•	Net Sales (Purchases) of Emission and Exchange Allowances. The cash flows from sales and purchases of emission and exchange allowances are classified as investing cash flows for GAAP purposes; however, we purchase and sell emission and exchange allowances in connection with the operation of our generating assets. As part of our effort to operate our business efficiently, we periodically sell emission and exchange allowances inventory in excess of our forward power sales commitments if the price is above our view of their value. Consistent with subtracting capital expenditures (which is a GAAP investing cash flow activity) in calculating free cash flow, we add sales and subtract purchases of emission and exchange allowances.
          The most directly comparable GAAP financial measure to free cash flow provided by (used in) continuing operations is operating cash flow from continuing operations.
Other Non-GAAP Measures
          “Gross debt” and “Net Debt.” Gross debt is total GAAP debt, debt from discontinued operations and our RRI Energy Mid-Atlantic Power Holdings, LLC (REMA) operating leases less purchase accounting adjustments. Net debt is gross debt less cash and cash equivalents, restricted cash and net margin deposits and cash collateral. We believe that gross debt and net debt are useful measures of our financial obligations and the strength and flexibility of our capital structure.
          “Operation and maintenance, excluding severance” and “General and administrative, excluding severance.” We also present operation and maintenance expense and general and administrative expense on an adjusted basis. These adjusted measures exclude severance charges incurred in connection with (a) repositioning the company in connection with the sale of our retail business and (b) implementing our plant-specific operating model, as described above under “EBITDA” and “Adjusted EBITDA.” We believe that these adjusted measures help to provide a meaningful representation of our ongoing operating performance, which we use to communicate with others about earnings outlook and results.
Item 9.01. Financial Statements and Exhibits.
(d) We furnish the following exhibit:
     99.1—Press Release dated February 25, 2010
CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION
     The report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, assumptions or estimates about our revenues, income, capital structure and other financial items, our plans and objectives for future operations or about our future economic performance, possible transactions, dispositions, financings or offerings, and our view of economic and market conditions. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

     Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, legislative, regulatory and/or market developments, the outcome of pending or threatened lawsuits, regulatory or tax proceedings or investigations, the effects of competition or regulatory intervention, financial and economic market conditions, access to capital, the timing and extent of changes in law and regulation (including environmental), commodity prices, prevailing demand and market prices for electricity, capacity, fuel and emission allowances, weather conditions, operational constraints or outages, fuel supply or transmission issues, hedging ineffectiveness and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. Our filings and other important information are also available on our investor page at www.rrienergy.com.
     Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
INFORMATION FURNISHED
          The information in Item 2.02 and Exhibit 99.1 of this Form 8-K is being furnished, not filed. Accordingly, the information will not be incorporated by reference into any registration statement filed by RRI Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RRI ENERGY, INC. (Registrant)
Date: February 25, 2010	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release dated February 25, 2010